Exhibit 25




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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                                   ---------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                    13-5160382
(State of incorporation                                     (I.R.S. employer
if not a U.S. national bank)                                identification no.)

One Wall Street, New York, N.Y.                             10286
(Address of principal executive offices)                    (Zip code)

                                   ----------



                         RECKSON ASSOCIATES REALTY CORP.
               (Exact name of obligor as specified in its charter)

Maryland                                                    11-3233650
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)


                       RECKSON OPERATING PARTNERSHIP, L.P.
               (Exact name of obligor as specified in its charter)

Delaware                                                    11-3233647
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

225 Broadhollow Road
Melville, New York                                          11747
(Address of principal executive offices)                    (Zip code)

                                  ------------

                                 Debt Securities
                       (Title of the indenture securities)

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



1.      General  information.  Furnish  the  following  information  as  to  the
        Trustee: (a) Name and address of each examining or supervising authority to which it is subject.
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          Name                                Address
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        Superintendent of Banks            2 Rector Street, New York,
        of the State of New York           N.Y.  10006, and Albany, N.Y. 12203

        Federal Reserve Bank of            33 Liberty Plaza, New York,
        New York                           N.Y.  10045

        Federal Deposit Insurance          Washington, D.C.  20429
        Corporation

        New York Clearing House            New York, New York 10005
        Association

        (b) Whether it is authorized to exercise corporate trust powers.

        Yes.

2.      Affiliations with Obligor.

        If the obligor is an affiliate of the trustee, describe each such affiliation.

        None.

16.     List of Exhibits.

        Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

        1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

        4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

        6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement
               No. 33-44051.)

        7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.


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                                    SIGNATURE



     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 4th day of March, 1999.


                                       THE BANK OF NEW YORK



                                       By:  /s/MARY LAGUMINA
                                          ------------------------
                                          Name:   MARY LAGUMINA
                                          Title:  ASSISTANT VICE PRESIDENT



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                                   EXHIBIT 7


                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286

     And Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business December 31, 1998, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                              Dollar Amounts
                                                                                               in Thousands
ASSETS Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin..                                           $3,951,273
   Interest-bearing balances...........................                                            4,134,162
Securities:
   Held-to-maturity securities.........................                                              932,468
   Available-for-sale securities.......................                                            4,279,246
Federal funds sold and Securities purchased under
   agreements to resell................................                                            3,161,626
Loans and lease financing receivables:
   Loans and leases, net of unearned
     income...............37,861,802
   LESS: Allowance for loan and
     lease losses............619,791
   LESS: Allocated transfer risk
     reserve........................3,572
   Loans and leases, net of unearned income,
     allowance, and reserve............................                                           37,238,439
Trading Assets.........................................                                            1,551,556
Premises and fixed assets (including capitalized
   leases).............................................                                              684,181
Other real estate owned................................                                               10,404
Investments in unconsolidated subsidiaries and
   associated companies................................                                              196,032
Customers' liability to this bank on acceptances
   outstanding.........................................                                              895,160
Intangible assets......................................                                            1,127,375
Other assets...........................................                                            1,915,742
Total assets...........................................                                          $60,077,664
LIABILITIES
Deposits:
   In domestic offices.................................                                          $27,020,578
   Noninterest-bearing.......................11,271,304
   Interest-bearing..........................15,749,274
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs............................                                           17,197,743
   Noninterest-bearing..........................103,007
   Interest-bearing..........................17,094,736
Federal funds purchased and Securities sold under
   agreements to repurchase............................                                            1,761,170
Demand notes issued to the U.S.Treasury................                                              125,423
Trading liabilities....................................                                            1,625,632
Other borrowed money:
   With remaining maturity of one year or less.........                                            1,903,700
   With remaining maturity of more than one year
     through three years...............................                                                    0
   With remaining maturity of more than three years....                                               31,639
Bank's liability on acceptances executed and
   outstanding.........................................                                              900,390
Subordinated notes and debentures......................                                            1,308,000
Other liabilities......................................                                            2,708,852
Total liabilities......................................                                           54,583,127
EQUITY CAPITAL
Common stock...........................................                                            1,135,284
Surplus................................................                                              764,443
Undivided profits and capital reserves.................                                            3,542,168
Net unrealized holding gains (losses) on
   available-for-sale securities.......................                                               82,367
Cumulative foreign currency translation adjustments....
                                                                                             (       29,725)
Total equity capital...................................                                            5,494,537
Total liabilities and equity capital...................                                          $60,077,664


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     I,  Thomas  J.  Mastro,  Senior  Vice  President  and  Comptroller  of the
above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                               Thomas J. Mastro

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Renyi   }
Gerald L. Hassell }                                                   Directors
Alan R. Griffith  }
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